As filed with the Securities and Exchange Commission on February 4, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number (811-05037)
Professionally Managed Portfolios
(Exact name of registrant as specified in charter)
615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)
Eric W. Falkeis
Professionally Managed Portfolios
777 E. Wisconsin Ave, 4th Floor
Milwaukee, WI 53202
(Name and address of agent for service)
(414) 765-5301
Registrant’s telephone number, including area code
Date of fiscal year end: November 30
Date of reporting period: November 30, 2010
Stephens Small Cap Growth Fund 11/30/10 N-CSR
Stephens Mid Cap Growth Fund 11/30/10 N-CSR

Item 1. Report to Stockholders.

Stephens
Investment Management Group®

THE POWER OF GROWTH®

STEPHENS FUNDS®

ANNUAL REPORT

NOVEMBER 30, 2010

SMALL CAP GROWTH FUND

MID CAP GROWTH FUND

THE POWER OF GROWTH® NOVEMBER 30, 2010 STEPHENS FUNDS® ANNUAL REPORT SMALL CAP GROWTH FUND MID CAP GROWTH FUND

Shareholder Letter	2
Expense Example	9
Schedule of Investments	16
Statements of Assets and Liabilities	29
Statements of Operations	31
Statements of Changes in Net Assets	32
Financial Highlights	36
Notes to Financial Statements	40
Additional Information	56
Privacy Notice	57

Stephens Funds®

Fellow Shareholder:

We are pleased to present to you our 2010 annual report. The end of this Fiscal Year represents a significant period in time for us as it marks the 5th anniversary for the Stephens Small Cap Growth Fund. We are very pleased with our successes over these past five years in what has been an interesting time in the market. With that in mind we would like to provide you with a brief overview of the market this past fiscal year along with some thoughts about the market in the coming year.

Market Overview

It has been said that what the market does best is make the most number of people look wrong. After last year’s recovery and with most economic data looking less than robust, there were few outright bulls at the beginning of 2010. And in keeping with the aforementioned saying, the market delivered a big year, surprising most investors. For the fiscal year ended November 30, 2010, Class A shares of the Stephens Small Cap Growth Fund were up 28.05%, excluding sales charges, and Class A shares of the Stephens Mid Cap Growth Fund were up 28.83%, excluding sales charges.

The double digit returns belie the economic difficulties we encountered throughout the year; continued high unemployment, government budget problems (federal, state, and local), tensions with North Korea, the massive oil spill in the Gulf of Mexico, and sovereign debt problems in Greece, Spain, Portugal and Ireland just to name a few.

But perhaps the biggest story, at least in terms of market impact, has been the continued Quantitative Easing (QE) by the Federal Reserve. The Fed normally controls monetary policy by setting short term interest rates, but rates are already at or near zero, and nominal rates cannot turn negative. In order to pursue further expansionary policy, the Fed essentially creates money and uses it to buy assets, in this case mostly U.S. Treasuries and some mortgages. In theory, buying these assets keeps interest rates low, and gives high-powered money to banks, increasing the supply of money. With more money in the system and yields at next to zero, where will the extra money go? Assets of course: gold, silver, and other hard assets have risen steadily all year. We have seen money flow into stocks (but in this case, mostly foreign). Normally real estate and housing prices would benefit, but it seems that there are too many problems there to see the impact.

The market’s move hasn’t been all liquidity driven. Fundamentals have improved as well. We have been able to find plenty of public companies with sound business models and improving results. Merger and acquisition activity has been particularly strong this year, and the buyers don’t seem to mind paying relatively high prices for their targets. Valuations are slightly higher than historical

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Stephens Funds®

averages, but prices do not appear unreasonable, given the very low yields on fixed income assets.

Stephens Small Cap Growth Fund

For the fiscal year ended November 30, 2010, Class A shares of the Stephens Small Cap Growth Fund gained 28.05%, excluding sales charges, while the S&P 500® Index was up 9.94% and the Russell 2000® Growth Index was up 30.25%.

From a sector perspective, all of them were well into positive territory, and the trends we saw were remarkably similar to those in Q3. Energy stocks continued their rebound from the challenges due to the blowout and oil spill in the Gulf of Mexico earlier in the year. Commodities marched higher as well, with many pundits speculating oil would be at $100/barrel soon. In nearly a repeat of last quarter, Core Laboratories N.V. again finished the quarter as one of the Fund’s largest holdings; nearly all of the Fund’s energy holdings posted gains this quarter; and our overweight position here helped.

Although they were up, Consumer Discretionary stocks underperformed the broad market. Some of our specialty retail companies lagged. The Fund enjoyed success with certain internet based retailers like Blue Nile Inc. and Shutterfly Inc. Our exposure to education stocks hurt the Fund as these companies came under scrutiny, we exited our positions here in order to limit further risk.

We continue to have an overweight position in Financials, and that is largely because of our exposure to Portfolio Recovery Associates Inc. and Encore Capital Group Inc., two companies focused on debt collections. After lagging the market last quarter, they posted significant gains more recently, and Encore Capital Group Inc. was one of the Fund’s top contributors.

Healthcare stocks trailed the broad market, due to their more conservative nature, and perhaps due to concerns that the recent healthcare legislation will be repealed. Our biotechnology stocks were once again the best performers within Healthcare. We also saw strength in some of our Healthcare I.T. investments like Athenahealth Inc.

Once again, technology stocks were some of the biggest winners. Some of the gains were fueled by merger and acquisition activity and speculation. One of the Fund’s biggest contributors was Isilon Systems Inc., as they were acquired by EMC Corp for a significant premium. Although in a different industry, we benefited from a similar situation as Oracle Corp acquired Art Technology Group Inc.

Historically, we have had very little exposure to Basic Materials, and we are still underweight relative to our benchmark. However, our recent additions here have performed well.

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Stephens Funds®

Portfolio Characteristics

Technology remained the Fund’s largest sector, at roughly 30% of assets. Healthcare remained at about 20%. Our weightings in Energy and Financials are still significantly greater than our benchmark. Industrials and Materials are similarly underweight, although we have recently been doing more work in the Materials segment, looking for further opportunities.

Valuations expanded in the quarter, and growth rates stabilized. Today, our median holding reported 35.7% earnings growth in the most recent quarter. Expectations for the next twelve months declined from a robust 25% growth to a still respectable 22.5%. Coming off of a cyclical bottom, the Fund’s median growth rate had converged with the benchmark’s. Further evidence that we are entering the next phase of this market, the Fund has extended its lead relative to the Russell 2000 Growth (35.7% growth vs. 26.5%).

Stephens Mid Cap Growth Fund

For the fiscal year ended November 30, 2010, Class A shares of the Stephens Mid Cap Growth Fund gained 28.83%, excluding sales charges, while the S&P 500® Index was up 9.94% and the Russell Midcap Growth® Index was up 26.33%.

Nearly all of the Fund’s energy holdings posted gains this quarter, and our overweight position here helped, as it was the best performing sector. National Oilwell Varco Inc. was a top contributor for the second quarter in a row.

Our Consumer Discretionary and Consumer Staple stocks trailed the broad market, and we continued to have an underweight position here. Within those sectors, Whole Foods Market Inc. was the biggest contributor for the Fund. We sold our position in Strayer Education Inc. as that industry came under intense regulatory scrutiny.

Our holdings in Financials slightly edged out the benchmark. Affiliated Managers Group Inc. performed well as financial markets rebounded. Our exposure to the sector is inline with the benchmark.

The Fund’s holdings in Healthcare stocks outperformed the benchmark. Illumina Inc. was a top performer after posting excellent Q3 earnings results. Intuitive Surgical Inc. was one of the few stocks that was down during the quarter, but we continue to see a compelling growth opportunity.

In general, Technology stocks performed inline with the market, however we had some of our biggest winners in this sector. F5 Networks Inc. was the Fund’s largest contributor and largest holding at the end of the year. A relatively new position for us, Atmel Corp., also performed well, in part based on the strength of their touch screen business in tablets and mobile devices.

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Stephens Funds®

Portfolio Characteristics

Technology remained the Fund’s largest sector, at about 30% of assets. Healthcare is the second largest at roughly 18%. Both Healthcare and Tech are about 7% larger than the Russell Midcap Growth Index. Our weighting in Energy remains significantly greater than our benchmark, although Industrials and Materials are underweight by a similar amount.

Valuations inched higher, the Fund’s median position trades at about 20 times the next twelve months’ earnings estimate. Growth is still at a healthy level. Today, our median holding reported 23.8% earnings growth in the most recent quarter. Expectations for the next twelve months remained at a respectable 16.5% growth.

Please refer to our website (www.stephensfunds.com) for more detailed and up-to-date performance data.

Outlook

In our most recent quarterly commentary, we noted that “asset classes that are normally inversely correlated went up in tandem. Stocks were up, gold was up, but bonds were also up.” This phenomenon recently came to an end, and our prediction in that same commentary seems to be playing out:

“Our belief is that such low interest rates and QE will continue to cause asset prices to rise. In this scenario, bonds are likely to suffer, while stocks and commodities post gains, at least in nominal terms.”

Stocks continued their advance, gold gained a little, and bond prices fell. In the short run, it is reasonable to expect more of the same, although perhaps not without some volatility thrown in for good measure.

For nearly two years, the market has been fueled by stimulative monetary and fiscal policy, easy comparisons, inventory restocking, and corporate cost-cutting initiatives. These factors caused a rising tide among almost all stocks — hence the broad market rally, yet it disproportionately helped lower quality companies. We have said this before, but we still believe that these same factors are losing steam. The first phase of a market recovery is typically driven by beta, and the second phase is driven by alpha. Another way of saying the same thing is: the easy money has been made; picking the right stocks is what will create gains going forward.

While we focus on finding great growth stocks, we are also acutely aware of the macro environment. For the last two years, market participants have been worried about either rapid inflation or deflation. And after an immeasurable amount of debate between the two sides, today it seems that the market is pricing in the “Goldilocks” scenario — just the right amount.

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Stephens Funds®

Historically, this seems too good to be true. The Fed got it just right this time? Normally the so-called solution to one financial crisis is the beginning of the next.

We still believe that inflation is a big risk. While Consumer Price Index (CPI) numbers don’t show cause for alarm, the average consumer knows that the prices of many basic needs has risen dramatically. Corn, sugar, and wheat prices are all up substantially, as are industrial metals like copper and aluminum. Oil is now at $90/barrel as opposed to early 2009 when it nearly touched $30/barrel. Oil (or at least energy, broadly speaking) is an input to almost everything. CPI figures have continued to be depressed by a very weak housing market.

In economics we are taught that inflation is an increase in general price levels of goods and services, including wages. The Federal Reserve assures us that inflation is not a problem today. Perhaps what we have today is some variation of inflation — higher prices for energy, food, and everyday needs, but without wage growth or a rising price in many American’s largest asset, their home. Is this a result of China exporting commodity inflation to the rest of the world?

What we worry about the most is a situation where rising energy and commodity prices cut into every consumer’s discretionary spending. Just as $147 per barrel of oil had a hand in causing the last recession in 2008, a similar situation could play out again.

While we are concerned about inflation, we haven’t ruled out “Goldilocks” yet. It is possible that the rebound in the economy and the market may initiate a virtuous cycle of consumer confidence and more spending. Earnings growth rates are as high as they have been in years. We have still been finding plenty of companies that have exciting prospects. Inflationary concerns might also be lifting stock prices too, as investors realize that cash and bonds suffer the most as a result of inflation.

On a net basis, money has been flowing out of domestic stocks for years, and in spite of this, the market has delivered very healthy returns. Those investors still sitting on the sidelines, those that realize what will happen to bonds as inflation becomes a problem, and even the masses that tend to chase performance could provide a tailwind for equity valuations as they enter the market.

We are as focused as ever in navigating these complicated waters. While we can’t be sure about the absolute direction of the market, we believe that we are entering a market environment that favors growth strategies and stock selection.

Closing

We remained disciplined in our search for what we believe are the best and fastest growing companies and adherent to the philosophies and investment principles we have followed for years. We appreciate your confidence and trust. At Stephens, we firmly believe in investing alongside of our clients — each member of the portfolio management team has significant

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Stephens Funds®

investments in our Funds. We thank you for your continued support and welcome any feedback you may have.

Your Fellow Shareholder,

Ryan Edward Crane

Past performance is no guarantee of future results.

Opinions expressed are those of Ryan Edward Crane and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Mutual fund investing involves risk. Principal loss is possible. Small- and Medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The S&P 500 Index is unmanaged and commonly used to measure performance of U.S. stocks. The Russell 2000 Growth Index is an unmanaged index representing those Russell 2000 Index companies with higher price-to-book ratios and future projected earnings according to the Frank Russell Company. The Russell Midcap Growth Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 30% of the total market capitalization of the Russell 1000 Index. One cannot invest directly in an index.

Alpha: An annualized return measure of how much better or worse a fund’s performance is relative to an index of funds in the same category, after allowing for differences in risk. Beta measures the volatility of the fund, as compared to that of the overall market. The Market’s beta is set at 1.00; a beta higher than 1.00 is considered to be more volatile than the market, while a beta lower than 1.00 is considered to be less volatile. Correlation: A correlation coefficient is a measure of the interdependence of two random variables that ranges in value from -1 to +1, indicating perfect negative correlation at -1, absence of correlation at zero, and perfect positive correlation

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Stephens Funds®

at +1. Earnings Growth is a measure of growth in a company’s net income over a specific period, often for 1 or more years.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please refer to the schedule of investments within the report for a complete list of fund holdings. Current and future portfolio holdings are subject to risk.

Earnings Growth Rates are not a forecast of the fund’s future performance.

This material must be preceded or accompanied by a current prospectus.

Quasar Distributors, LLC, Distributor. (1/11)

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Stephens Funds®

Sector Allocation at November 30, 2010

*	Cash Equivalents and other assets less liabilities.
Sector allocations and Fund holdings are subject to change at any time and are not a recommendation to buy or sell any security.

Expense Example For the Six Months Ended November 30, 2010 (Unaudited)

As a shareholder of the Stephens Small Cap Growth Fund and the Stephens Mid Cap Growth Fund (each a “Fund” and collectively the “Funds”), you incur two types of costs: (1) transaction costs, including sales charges or loads; and (2) ongoing costs, including investment advisory fees; distribution and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2010 – November 30, 2010).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses. You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently, a $15.00 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 2% of the net amount of the redemption if you redeem Class A shares less than 30 days after you purchase them. An Individual Retirement Account (“IRA”) will be charged a $15.00 annual

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Stephens Funds®

Expense Example For the Six Months Ended November 30, 2010 (Unaudited), Continued

maintenance fee. To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds may vary. These examples are not included in the example below. The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Funds and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Expense Example For the Six Months Ended November 30, 2010 (Unaudited), Continued

Stephens Small Cap Growth Fund

			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	June 1, 2010 –
	June 1, 2010	November 30, 2010	November 30, 2010*

Class A Actual	$1,000	$1,151	$7.28
Class A Hypothetical (5% annual return before expenses)	$1,000	$1,018	$6.83
Class I Actual	$1,000	$1,152	$5.94
Class I Hypothetical (5% annual return before expenses)	$1,000	$1,020	$5.57

Stephens Mid Cap Growth Fund

			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	June 1, 2010 –
	June 1, 2010	November 30, 2010	November 30, 2010**

Class A Actual	$1,000	$1,156	$8.11
Class A Hypothetical (5% annual return before expenses)	$1,000	$1,018	$7.59
Class I Actual	$1,000	$1,158	$6.76
Class I Hypothetical (5% annual return before expenses)	$1,000	$1,019	$6.33

*	Expenses are equal to the Stephens Small Growth Cap Fund’s expense ratio for the most recent six-month period of 1.35% (reflecting fee waivers in effect) for Class A shares and 1.10% (reflecting fee waivers in effect) for Class I shares, multiplied by the average account value over the period multiplied by 183/365 (to reflect the one-half year period).

**	Expenses are equal to the Stephens Mid Cap Growth Fund’s expense ratio for the most recent six-month period of 1.50% (reflecting fee waivers in effect) for Class A shares and 1.25% (reflecting fee waivers in effect) for Class I shares, multiplied by the average account value over the period multiplied by 183/365 (to reflect the one-half year period).

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Stephens Small Cap Growth Fund

Stephens Small Cap Growth Fund – Class A
Value of $10,000 vs Russell 2000®
Growth Index and S&P 500® Index

Average Annual Total Returns			Since Inception
Year Ended November 30, 2010	1 Year	3 Year	(12/1/2005)

Class A	28.05%	(1.09)%	3.09%

Class A (with sales charge)	21.38%	(2.86)%	1.99%

Russell 2000® Growth Index	30.25%	(0.07)%	3.34%

S&P 500® Index	9.94%	(5.15)%	0.74%

This chart illustrates the performance of a hypothetical $10,000 investment made on December 1, 2005, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for the Fund and indices.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-735-7464.

The Fund imposes a 2% redemption fee on shares held for less than 30 days. Performance does not reflect the redemption fee. If reflected, total returns would be reduced.

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Stephens Small Cap Growth Fund

Stephens Small Cap Growth Fund – Class I
Value of $10,000 vs Russell 2000®
Growth Index and S&P 500® Index

Average Annual Total Returns			Since Inception
Year Ended November 30, 2010	1 Year	3 Year	(8/31/2006)
Class I	28.39%	(0.84)%	4.45%
Russell 2000® Growth Index	30.25%	(0.07)%	3.60%
S&P 500® Index	9.94%	(5.15)%	(0.18)%

This chart illustrates the performance of a hypothetical $10,000 investment made on August 31, 2006, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for the Fund and indices.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-735-7464.

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Stephens Mid Cap Growth Fund

Stephens Mid Cap Growth Fund – Class A
Value of $10,000 vs Russell Midcap®
Growth Index and S&P 500®Index

Average Annual Total Returns			Since Inception
Year Ended November 30, 2010	1 Year	3 Year	(2/1/2006)
Class A	28.83%	(2.69)%	2.49%
Class A (with sales charge)	22.13%	(4.43)%	1.36%
Russell Midcap® Growth Index	26.33%	(0.96)%	2.49%
S&P 500® Index	9.94%	(5.15)%	0.42%

This chart illustrates the performance of a hypothetical $10,000 investment made on February 1, 2006, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for the Fund and indices.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-735-7464.

The Fund imposes a 2% redemption fee on shares held for less than 30 days. Performance does not reflect the redemption fee. If reflected, total returns would be reduced.

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Stephens Mid Cap Growth Fund

Stephens Mid Cap Growth Fund – Class I
Value of $10,000 vs Russell Midcap®
Growth Index and S&P 500® Index

Average Annual Total Returns			Since Inception
Year Ended November 30, 2010	1 Year	3 Year	(8/31/2006)
Class I	29.18%	(2.42)%	5.27%
Russell Midcap® Growth Index	26.33%	(0.96)%	3.99%
S&P 500® Index	9.94%	(5.15)%	(0.18)%

This chart illustrates the performance of a hypothetical $10,000 investment made on August 31, 2006 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for the Fund and indices.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-735-7464.

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Stephens Small Cap Growth Fund

Schedule of Investments at November 30, 2010

Shares		Value
	COMMON STOCKS - 95.9%
	Auto Components - 1.2%
45,900	LKQ Corp.*	$990,293

	Biotechnology - 2.4%
15,200	BioMarin Pharmaceutical, Inc.*	411,616
34,000	Cepheid, Inc.*	669,460
13,500	Cubist Pharmaceuticals, Inc.*	293,085
20,700	Myriad Genetics, Inc.*	445,671
3,600	United Therapeutics Corp.*	226,548

		2,046,380

	Capital Markets - 1.4%
7,200	Greenhill & Co., Inc.	539,568
13,000	Stifel Financial Corp.*	673,790

		1,213,358

	Chemicals - 0.3%
9,000	Polypore International, Inc.*	286,020

	Commercial Banks - 1.7%
42,300	East West Bancorp, Inc.	733,482
16,300	SVB Financial Group*	732,359

		1,465,841

	Commercial Services & Supplies - 6.3%
23,532	Advisory Board Co.*	1,116,829
5,800	Clean Harbors, Inc.*	429,490
18,535	CoStar Group, Inc.*	977,536
50,300	Darling International, Inc.*	582,474
12,000	FTI Consulting, Inc.*	427,680
20,700	Portfolio Recovery Associates, Inc.*	1,311,759
22,100	Tetra Tech, Inc.*	510,731

		5,356,499

	Communications Equipment - 3.6%
48,100	Aruba Networks, Inc.*	1,019,720
16,300	DG FastChannel, Inc.*	411,249
14,800	Finisar Corp.*	282,976

The accompanying notes are an integral part of these financial statements.

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Stephens Small Cap Growth Fund

Schedule of Investments at November 30, 2010, Continued

Shares		Value
	COMMON STOCKS - 95.9%, CONTINUED
	Communications Equipment - 3.6%, Continued

38,800	Riverbed Technology, Inc.*	$1,315,708

		3,029,653

	Computers & Peripherals - 3.4%
30,400	Isilon Systems, Inc.*	1,026,000
23,200	QLogic Corp.*	415,048
36,000	STEC, Inc.*	611,820
24,300	Stratasys, Inc.*	821,826

		2,874,694

	Consumer Finance - 2.3%
42,732	EZCORP, Inc.*	1,075,137
29,600	First Cash Financial Services, Inc.*	852,184

		1,927,321

	Consumer Services - 0.5%
7,700	Green Dot Corp. - Class A*	445,676

	Diversified Financial Services - 1.2%
56,500	Encore Capital Group, Inc.*	1,050,335

	Electric Services - 0.2%
7,700	Ormat Technologies, Inc.	206,360

	Electrical Equipment - 0.7%
18,000	American Superconductor Corp.*	599,040

	Electronic Equipment & Instruments - 2.7%
8,600	Itron, Inc.*	488,222
14,645	National Instruments Corp.	499,688
18,700	OSI Systems, Inc.*	652,069
27,700	Power-One, Inc.*	261,765
9,110	Trimble Navigation Ltd.*	339,256

		2,241,000

	Energy Equipment & Services - 7.1%
5,900	CARBO Ceramics, Inc.	573,185
17,100	Core Laboratories NV	1,463,760
12,700	Dril-Quip, Inc.*	983,488

The accompanying notes are an integral part of these financial statements.

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Stephens Small Cap Growth Fund

Schedule of Investments at November 30, 2010, Continued

Shares		Value
	COMMON STOCKS - 95.9%, CONTINUED
	Energy Equipment & Services - 7.1%, Continued

43,600	Helix Energy Solutions Group, Inc.*	$611,708
69,808	Key Energy Services, Inc.*	719,022
7,230	Oceaneering International, Inc.*	499,593
11,900	Oil States International, Inc.*	706,027
67,900	Pioneer Drilling Co.*	465,115

		6,021,898

	Food & Staples Retailing - 1.2%
26,240	United Natural Foods, Inc.*	982,426

	Food Products - 1.7%
9,700	Balchem Corp.	300,312
14,200	Diamond Foods, Inc.	660,868
10,200	TreeHouse Foods, Inc.*	506,736

		1,467,916

	Health Care Equipment & Supplies - 5.1%
35,600	Conceptus, Inc.*	468,140
16,260	Gen-Probe, Inc.*	843,244
25,500	Neogen Corp.*	947,325
30,580	NuVasive, Inc.*	714,349
16,700	Thoratec Corp.*	425,098
34,500	Volcano Corp.*	915,975

		4,314,131

	Health Care Providers & Services - 4.8%
18,500	Bio-Reference Laboratories, Inc.*	387,945
16,000	HMS Holdings Corp.*	1,008,160
27,900	ICON PLC - ADR*	561,627
27,300	IPC The Hospitalist Company, Inc.*	885,066
36,000	PSS World Medical, Inc.*	741,600
23,755	VCA Antech, Inc.*	518,928

		4,103,326

	Health Care Technology - 4.0%
25,702	athenahealth, Inc.*	1,054,039

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Small Cap Growth Fund

Schedule of Investments at November 30, 2010, Continued

Shares		Value
	COMMON STOCKS - 95.9%, CONTINUED
	Health Care Technology - 4.0%, Continued

45,800	Med Assets, Inc.*	$849,361
47,821	Medidata Solutions, Inc.*	951,638
14,900	SXC Health Solutions Corp.*	571,415

		3,426,453

	Hotels, Restaurants & Leisure - 2.6%
13,796	BJ’s Restaurants, Inc.*	505,623
14,900	Buffalo Wild Wings, Inc.*	722,501
9,900	Panera Bread Co. - Class A*	992,376

		2,220,500

	Household Durables - 0.9%
20,400	Tempur-Pedic International, Inc.*	716,244

	Insurance - 0.5%
6,600	ProAssurance Corp.*	390,918

	Internet & Catalog Retail - 2.8%
13,500	Blue Nile, Inc.*	667,575
20,200	Shutterfly, Inc.*	666,600
26,126	VistaPrint Ltd.*	1,053,400

		2,387,575

	Internet Software & Services - 4.7%
19,818	comScore, Inc.*	435,996
12,200	Digital River, Inc.*	449,204
18,500	GSI Commerce, Inc.*	441,225
99,000	Limelight Networks, Inc.*	702,900
13,600	Mercadolibre, Inc.*	865,232
45,270	Vocus, Inc.*	1,108,210

		4,002,767

	IT Services - 0.4%
29,700	Echo Global Logistics, Inc.*	340,065

	Life Sciences Tools & Services - 1.3%
51,100	eResearch Technology, Inc.*	286,671
25,100	Parexel International Corp.*	440,756

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Small Cap Growth Fund

Schedule of Investments at November 30, 2010, Continued

Shares		Value
	COMMON STOCKS - 95.9%, CONTINUED
	Life Sciences Tools & Services - 1.3%, Continued

6,600	Techne Corp.	$396,462

		1,123,889

	Machinery - 0.8%
5,500	Lindsay Corp.	324,720
4,100	Valmont Industries, Inc.	331,526

		656,246

	Media - 3.6%
50,500	Ballantyne Strong, Inc.*	346,430
40,812	IMAX Corp.*	1,110,495
109,100	Lions Gate Entertainment Corp.*	786,611
45,600	National CineMedia, Inc.	850,896

		3,094,432

	Metals & Mining - 0.1%
3,200	Molycorp, Inc*	92,864

	Oil, Gas & Consumable Fuels - 2.5%
29,900	Carrizo Oil & Gas, Inc.*	867,698
8,600	Rosetta Resources, Inc.*	308,052
26,800	Tesco Corp.*	354,028
5,500	Whiting Petroleum Corp.*	605,275

		2,135,053

	Pharmaceuticals - 0.4%
7,700	Salix Pharmaceuticals Ltd.*	343,805

	Prepackaged Software - 0.6%
20,750	Blackbaud, Inc.	525,182

	Professional Services - 2.1%
22,900	Acacia Research Corp.*	624,025
26,100	Administaff, Inc.	738,369
12,400	Corporate Executive Board Co.	430,156

		1,792,550

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Small Cap Growth Fund

Schedule of Investments at November 30, 2010, Continued

Shares		Value
	COMMON STOCKS - 95.9%, CONTINUED

	Road & Rail - 0.4%
17,400	Knight Transportation, Inc.	$335,472

	Semiconductors & Semiconductor Equipment - 8.6%
24,700	Atheros Communications, Inc.*	804,232
16,300	CEVA, Inc.*	378,160
16,600	Cymer, Inc.*	631,962
26,000	Entropic Communications, Inc.*	232,440
60,600	GT Solar International, Inc.*	405,414
13,800	Hittite Microwave Corp.*	789,912
27,900	Intersil Corp.	355,725
22,600	Mellanox Technologies Ltd*	538,558
40,630	Microsemi Corp.*	899,548
15,500	NetLogic Microsystems, Inc.*	483,600
14,600	Power Integrations, Inc.	588,234
22,370	Varian Semiconductor Equipment Associates, Inc.*	705,326
10,500	Veeco Instruments, Inc.*	461,790

		7,274,901

	Software - 6.6%
22,400	Ansys, Inc.*	1,086,400
10,200	Concur Technologies, Inc.*	522,342
8,000	FactSet Research Systems, Inc.	709,360
8,700	Fortinet, Inc.*	277,269
18,000	MICROS Systems, Inc.*	786,960
24,000	Nuance Communications, Inc.*	424,200
43,100	PROS Holdings, Inc.*	411,605
11,600	Quality Systems, Inc.	748,084
24,000	Sourcefire, Inc.*	651,120

		5,617,340

	Specialty Retail - 3.8%
20,000	Aeropostale, Inc.*	540,600
52,600	Pep Boys - Manny, Moe & Jack	651,714
15,700	rue21, Inc.*	471,157
29,800	Ulta Salon, Cosmetics & Fragrance, Inc.*	1,041,510

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Small Cap Growth Fund

Schedule of Investments at November 30, 2010, Continued

Shares		Value
	COMMON STOCKS - 95.9%, CONTINUED
	Specialty Retail - 3.8%, Continued

17,600	Zumiez, Inc.*	$559,856

		3,264,837

	Textiles, Apparel & Luxury Goods - 0.6%
28,800	CROCS, Inc.*	505,296

	Trading Companies & Distributors - 0.8%
11,645	MSC Industrial Direct Co., Inc. - Class A	700,330

	TOTAL COMMON STOCKS (Cost $65,123,690)	81,568,886

	SHORT-TERM INVESTMENTS - 4.0%
	Money Market Funds - 4.0%
3,230,523	Invesco Liquid Assets Portfolio - Institutional Class. 0.196%[1]	3,230,523
176,531	Invesco Short-Term Prime Portfolio - Institutional Class, 0.152%[1]	176,531

		3,407,054

	TOTAL SHORT-TERM INVESTMENTS (Cost $3,407,054)	3,407,054

	TOTAL INVESTMENTS IN SECURITIES - 99.9% (Cost $68,530,744)	84,975,940
	Other Assets in Excess of Liabilities - 0.1%	103,535

	TOTAL NET ASSETS - 100.0%	$85,079,475

*	Non-income producing security.
ADR	American Depository Receipt
[1]	7-day yield as of November 30, 2010.

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Mid Cap Growth Fund

Schedule of Investments at November 30, 2010

Shares		Value
	COMMON STOCKS - 95.4%
	Aerospace & Defense - 2.4%
7,300	BE Aerospace, Inc.*	$259,150
1,895	Precision Castparts Corp.	261,643

		520,793

	Air Freight & Logistics - 0.4%
1,600	Expeditors International of Washington, Inc.	84,640

	Auto Components - 1.0%
10,150	LKQ Corp.*	218,986

	Beverages - 2.1%
3,137	Brown-Forman Corp. - Class B	205,223
4,800	Hansen Natural Corp.*	255,456

		460,679

	Biological Products - 1.0%
12,300	QIAGEN NV*	225,090

	Biotechnology - 1.4%
1,050	Alexion Pharmaceuticals, Inc.*	80,272
2,230	Cephalon, Inc.*	141,583
1,350	United Therapeutics Corp.*	84,956

		306,811

	Capital Markets - 2.6%
3,280	Affiliated Managers Group, Inc.*	286,705
1,850	Greenhill & Co., Inc.	138,639
4,350	Lazard Ltd.	155,773

		581,117

	Commercial Banks - 1.4%
3,050	Cullen/Frost Bankers, Inc.	163,297
8,200	East West Bancorp, Inc.	142,188

		305,485

	Commercial Services & Supplies - 3.2%
3,850	FTI Consulting, Inc.*	137,214
3,500	Portfolio Recovery Associates, Inc*	221,795

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Mid Cap Growth Fund

Schedule of Investments at November 30, 2010, Continued

Shares		Value
	COMMON STOCKS - 95.4%, CONTINUED
	Commercial Services & Supplies - 3.2%, Continued

4,650	Stericycle, Inc.*	$343,635

		702,644

	Communications Equipment - 2.2%
3,750	F5 Networks, Inc.*	494,550

	Computers & Peripherals - 0.9%
4,100	NetApp, Inc.*	208,813

	Consumer Services - 0.5%
1,950	Green Dot Corp. - Class A*	112,866

	Diversified Financial Services - 0.8%
1,500	IntercontinentalExchange, Inc.*	169,050

	Electrical Equipment - 1.1%
450	First Solar, Inc.*	55,283
2,600	Roper Industries, Inc.	188,266

		243,549

	Electronic Equipment & Instruments - 3.3%
3,900	Dolby Laboratories, Inc.*	246,831
2,950	Itron, Inc.*	167,472
5,520	National Instruments Corp.	188,342
3,210	Trimble Navigation Ltd.*	119,540

		722,185

	Energy Equipment & Services - 4.9%
3,900	Core Laboratories NV	333,840
3,190	FMC Technologies, Inc.*	268,726
4,560	National-Oilwell Varco, Inc.	279,482
2,950	Oceaneering International, Inc.*	203,845

		1,085,893

	Food & Staples Retailing - 1.1%
5,150	Whole Foods Market, Inc.*	243,183

	Health Care Equipment & Supplies - 6.7%
4,835	Gen-Probe, Inc.*	250,743

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Mid Cap Growth Fund

Schedule of Investments at November 30, 2010, Continued

Shares		Value
	COMMON STOCKS - 95.4%, CONTINUED
	Health Care Equipment & Supplies - 6.7%, Continued

12,898	Hologic, Inc.*	$211,527
3,050	IDEXX Laboratories, Inc.*	195,841
5,550	Illumina, Inc.*	333,666
9,800	ResMed, Inc.*	313,110
2,700	Varian Medical Systems, Inc.*	177,741

		1,482,628

	Health Care Providers & Services - 4.4%
3,545	Cerner Corp.*	311,464
6,000	Express Scripts, Inc.*	312,540
3,045	Henry Schein, Inc.*	174,874
8,580	VCA Antech, Inc.*	187,430

		986,308

	Health Care Technology - 0.9%
10,800	Allscripts Healthcare Solutions, Inc.*	189,540

	Hotels, Restaurants & Leisure - 2.4%
1,050	Chipotle Mexican Grill, Inc.*	271,415
2,700	Panera Bread Co. - Class A*	270,648

		542,063

	Household Durables - 0.8%
5,100	Tempur-Pedic International, Inc.*	179,061

	Insurance - 1.0%
7,580	HCC Insurance Holdings, Inc.	212,846

	Internet & Catalog Retail - 2.9%
2,300	Netflix, Inc.*	473,570
4,200	VistaPrint Ltd.*	169,344

		642,914

	Internet Software & Services - 2.9%
6,350	Akamai Technologies, Inc.*	331,406
2,400	Mercadolibre, Inc.*	152,688

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Mid Cap Growth Fund

Schedule of Investments at November 30, 2010, Continued

Shares		Value
	COMMON STOCKS - 95.4%, CONTINUED
	Internet Software & Services - 2.9%, Continued

4,900	VeriSign, Inc.*	$168,119

		652,213

	IT Services - 5.3%
3,900	Alliance Data Systems Corp.*	246,012
5,010	Cognizant Technology Solutions Corp. - Class A*	325,550
5,255	Global Payments, Inc.	218,398
12,695	Iron Mountain, Inc.	281,956
2,700	Teradata Corp.*	110,943

		1,182,859

	Life Sciences Tools & Services - 1.8%
4,480	Covance, Inc.*	201,197
4,100	Life Technologies Corp.*	204,200

		405,397

	Machinery - 1.0%
3,750	AGCO Corp.*	169,275
700	Valmont Industries, Inc.	56,602

		225,877

	Media - 0.9%
5,800	Discovery Communications, Inc.*	205,958

	Medical Devices - 0.8%
705	Intuitive Surgical, Inc.*	183,504

	Multiline Retail - 0.6%
2,750	Family Dollar Stores, Inc.	138,050

	Oil, Gas & Consumable Fuels - 4.3%
5,280	Newfield Exploration Co.*	352,862
7,600	Petrohawk Energy Corp.*	135,508
4,550	Range Resources Corp.	191,054
4,110	Southwestern Energy Co.*	148,782
1,150	Whiting Petroleum Corp.*	126,558

		954,764

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Mid Cap Growth Fund

Schedule of Investments at November 30, 2010, Continued

Shares		Value
	COMMON STOCKS - 95.4%, CONTINUED

	Pharmaceuticals - 0.7%
2,055	Shire PLC - ADR	$144,549

	Professional Services - 1.6%
3,200	IHS, Inc.*	231,424
4,000	Verisk Analytics, Inc. - Class A*	121,080

		352,504

	Road & Rail - 0.8%
4,650	J.B. Hunt Transport Services, Inc.	169,725

	Semiconductors & Semiconductor Equipment - 7.4%
20,515	ARM Holdings PLC - ADR	384,656
7,611	ASML Holding NV - ADR	248,347
19,550	Atmel Corp.*	203,124
3,100	Cree, Inc.*	202,058
10,440	Intersil Corp. - Class A	133,110
8,580	Microchip Technology, Inc.	288,374
5,875	Varian Semiconductor Equipment Associates, Inc.*	185,239

		1,644,908

	Software - 8.3%
19,720	Activision Blizzard, Inc.	231,513
3,550	Ansys, Inc.*	172,175
3,050	FactSet Research Systems, Inc.	270,443
2,950	Fortinet, Inc.*	94,017
10,500	Nuance Communications, Inc.*	185,587
7,840	Red Hat, Inc.*	341,040
2,700	Rovi Corp.*	148,959
2,905	Salesforce.com, Inc.*	404,434

		1,848,168

	Specialty Retail - 7.8%
5,150	Aeropostale, Inc.*	139,204
9,350	CarMax, Inc.*	307,615
5,450	Guess ?, Inc.	257,512
3,750	O’Reilly Automotive, Inc.*	225,675
4,300	Ross Stores, Inc.	278,984

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Mid Cap Growth Fund

Schedule of Investments at November 30, 2010, Continued

Shares		Value
	COMMON STOCKS - 95.4%, CONTINUED
	Specialty Retail - 7.8%, Continued

4,200	The TJX Companies, Inc.	$191,562
3,050	Tractor Supply Co.	129,534
5,550	Urban Outfitters, Inc.*	209,735

		1,739,821

	Trading Companies & Distributors - 1.8%
2,930	Fastenal Co.	156,814
4,180	MSC Industrial Direct Co., Inc. - Class A	251,385

		408,199

	TOTAL COMMON STOCKS (Cost $17,007,000)	21,178,190

	SHORT-TERM INVESTMENTS - 4.2%
	Money Market Funds - 4.2%
883,075	Invesco Liquid Assets Portfolio - Institutional Class, 0.196%[1]	883,075
56,274	Invesco Short-Term Prime Portfolio - Institutional Class, 0.152%[1]	56,274

		939,349

	TOTAL SHORT-TERM INVESTMENTS (Cost $939,349)	939,349

	TOTAL INVESTMENTS IN SECURITIES - 99.6% (Cost $17,946,349)	22,117,539
	Other Assets in Excess of Liabilities - 0.4%	82,839

	TOTAL NET ASSETS - 100.0%	$22,200,378

*	Non-income producing security.
ADR	American Depository Receipt
[1]	7-day yield as of November 30, 2010.

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Funds®

Statements of Assets and Liabilities at November 30, 2010

	Stephens Small Cap	Stephens Mid Cap
	Growth Fund	Growth Fund

ASSETS
Investments in securities, at value* (Note 2)	$84,975,940	$22,117,539
Receivables:
Investment securities sold	130,923	—
Fund shares sold	102,088	111,899
Dividends and interest	21,584	8,458
Due from advisor, net	—	2,242
Prepaid expenses	40,225	28,214

Total assets	85,270,760	22,268,352

LIABILITIES
Payables:
Investment securities purchased	37,988	—
Fund shares redeemed	22,121	5,364
Distribution fees	20,791	5,306
Investment advisory fees, net	33,582	—
Administration fees	4,216	484
Fund accounting fees	7,800	6,600
Transfer agent fees	25,395	13,199
Custody fees	2,500	1,200
Chief Compliance Officer fees	1,250	1,250
Other accrued expenses	35,642	34,571

Total liabilities	191,285	67,974

NET ASSETS	$85,079,475	$22,200,378

COMPONENTS OF NET ASSETS
Paid-in capital	$68,922,367	$20,991,575
Accumulated net realized loss on investments	(288,088)	(2,962,387)
Net unrealized appreciation on investments	16,445,196	4,171,190

Net assets	$85,079,475	$22,200,378

* Cost of investments	$68,530,744	$17,946,349

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Funds®

Statements of Assets and Liabilities at November 30, 2010, Continued

	Stephens Small Cap	Stephens Mid Cap
	Growth Fund	Growth Fund

Class A:
Net assets	$45,910,886	$15,076,473
Shares issued and outstanding (unlimited number of shares authorized without par value)	3,945,280	1,338,509
Net asset value, and redemption price per share	$11.64	$11.26

Maximum offering price per share**
(net asset value per share/front-end sales charge) ($11.64/94.75%)	$12.28

($11.26/94.75%)		$11.88

Class I:
Net assets	$39,168,589	$7,123,905
Shares issued and outstanding (unlimited number of shares authorized without par value)	3,256,776	572,665
Net asset value, offering price, and redemption price per share	$12.03	$12.44

**	On purchases of $25,000 or more the front-end sales charge is reduced.

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Funds®

Statements of Operations For the Year Ended November 30, 2010

	Stephens Small Cap	Stephens Mid Cap
	Growth Fund	Growth Fund

INVESTMENT INCOME
Income
Dividends (net of $3,306 and $1,016 foreign withholding tax, respectively)	$190,875	$79,401
Interest	5,026	1,256

Total investment income	195,901	80,657

EXPENSES (NOTE 3)

Investment advisory fees	547,330	131,522
Transfer agent fees	142,583	70,940
Distribution fees - Class A	87,036	29,022
Administration fees	82,978	40,000
Fund accounting fees	62,814	40,930
Reports to shareholders	38,695	27,025
Registration fees	33,588	30,700
Custody fees	29,048	8,567
Audit fees	20,100	20,100
Miscellaneous expenses	9,723	9,807
Chief Compliance Officer fees	7,550	7,550
Trustee fees	5,718	4,534
Legal fees	4,125	4,240
Insurance expense	1,485	1,475
Interest expense	879	—

Total expenses	1,073,652	426,412
Less fees waived	(182,906)	(178,188)

Net expenses	890,746	248,224

Net investment loss	(694,845)	(167,567)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Net realized gain on investments	6,532,933	135,003
Change in unrealized appreciation on investments	10,427,690	4,545,035

Net realized and unrealized gain on investments	16,960,623	4,680,038

Net increase in net assets resulting from operations	$16,265,778	$4,512,471

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Funds®

Statements of Changes in Net Assets

Stephens Small Cap Growth Fund

	Year Ended	Year Ended
	November 30, 2010	November 30, 2009

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS

Net investment loss	$(694,845)	$(449,272)
Net realized gain (loss) on investments	6,532,933	(2,831,048)
Change in unrealized appreciation on investments	10,427,690	15,319,458

Net increase in net assets resulting from operations	16,265,778	12,039,138

CAPITAL SHARE TRANSACTIONS (NOTE 3)

Net increase (decrease) in net assets derived from net change in outstanding shares - Class A (a)(b)	15,705,080	(2,825,923)
Net decrease in net assets derived from net change in outstanding shares - Class C (a)	—	(147,570)
Net increase (decrease) in net assets derived from net change in outstanding shares - Class I (a)	(3,304,578)	13,619,635

Total increase in net assets from capital share transactions	12,400,502	10,646,142

Total increase in net assets	28,666,280	22,685,280

NET ASSETS

Beginning of year	56,413,195	33,727,915

End of year	$85,079,475	$56,413,195

(a)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	November 30, 2010		November 30, 2009
Class A	Shares	Value	Shares	Value

Shares sold	2,483,197	$25,657,751	494,093	$3,842,621
Shares redeemed (b)	(965,319)	(9,952,671)	(988,769)	(7,060,378)
Transfer in from Class C (1)	—	—	43,024	391,834

Net increase (decrease)	1,517,878	$15,705,080	(451,652)	$(2,825,923)

(b)	Net of redemption fees of $1,057 and $2,370, respectively.

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Funds®

Statements of Changes in Net Assets, Continued

	Year Ended		Year Ended
	November 30, 2010		November 30, 2009
Class C (1)	Shares	Value	Shares	Value

Shares sold	—	$—	35,639	$266,125
Shares redeemed	—	—	(3,394)	(21,861)
Transfer out to Class A	—	—	(44,546)	(391,834)

Net decrease	—	$—	(12,301)	$(147,570)

	Year Ended		Year Ended
	November 30, 2010		November 30, 2009
Class I	Shares	Value	Shares	Value

Shares sold	2,471,071	$26,677,651	2,578,666	$20,542,282
Shares redeemed	(2,881,121)	(29,982,229)	(855,978)	(6,922,647)

Net increase (decrease)	(410,050)	$(3,304,578)	1,722,688	$13,619,635

(1)	Effective November 20, 2009, the Stephens Small Cap Growth Fund and Stephens Mid Cap Growth Fund converted the Class C shares into the Class A shares. Class C shares are no longer offered.

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Funds®

Statements of Changes in Net Assets, Continued

Stephens Mid Cap Growth Fund

	Year Ended	Year Ended
	November 30, 2010	November 30, 2009

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS

Net investment loss	$(167,567)	$(110,912)
Net realized gain (loss) on investments	135,003	(1,904,517)
Change in unrealized appreciation on investments	4,545,035	5,858,115

Net increase in net assets resulting from operations	4,512,471	3,842,686

CAPITAL SHARE TRANSACTIONS (NOTE 3)

Net increase (decrease) in net assets derived from net change in outstanding shares - Class A (a)(b)	2,446,247	(471,070)
Net decrease in net assets derived from net change in outstanding shares - Class C (a)	—	(126,845)
Net increase (decrease) in net assets derived from net change in outstanding shares - Class I (a)	1,052,374	(838,660)

Total increase (decrease) in net assets from capital share transactions	3,498,621	(1,436,575)

Total increase in net assets	8,011,092	2,406,111

NET ASSETS

Beginning of year	14,189,286	11,783,175

End of year	$22,200,378	$14,189,286

Undistributed Net Investment Income	$—	$1,071

(a)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	November 30, 2010		November 30, 2009
Class A	Shares	Value	Shares	Value

Shares sold	349,835	$3,563,002	108,817	$813,372
Shares redeemed (b)	(114,215)	(1,116,755)	(227,423)	(1,590,438)
Transfer in from Class C (1)	—	—	35,201	305,996

Net increase (decrease)	235,620	$2,446,247	(83,405)	$(471,070)

(b)	Net of redemption fees of $650 and $59, respectively.

The accompanying notes are an integral part of these financial statements.

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Stephens Funds®

Statements of Changes in Net Assets, Continued

	Year Ended		Year Ended
	November 30, 2010		November 30, 2009
Class C (1)	Shares	Value	Shares	Value

Shares sold	—	$—	27,425	$185,800
Shares redeemed	—	—	(1,222)	(6,649)
Transfer out to Class A	—	—	(37,194)	(305,996)

Net decrease	—	$—	(10,991)	$(126,845)

	Year Ended		Year Ended
	November 30, 2010		November 30, 2009
Class I	Shares	Value	Shares	Value

Shares sold	155,487	$1,661,905	293,576	$2,228,123
Shares redeemed	(55,641)	(609,531)	(373,469)	(3,066,783)

Net increase (decrease)	99,846	$1,052,374	(79,893)	$(838,660)

(1)	Effective November 20, 2009, the Stephens Small Cap Growth Fund and Stephens Mid Cap Growth Fund converted the Class C shares into the Class A shares. Class C shares are no longer offered.

The accompanying notes are an integral part of these financial statements.

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Stephens Funds®

Financial Highlights For a capital share outstanding throughout the periods

Stephens Small Cap Growth Fund

CLASS A	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2010	2009	2008	2007	2006(1)

Net asset value, beginning of year/period	$9.09	$6.90	$12.03	$10.55	$10.00

INCOME FROM INVESTMENT OPERATIONS

Net investment loss	(0.11)#	(0.09)	(0.13)	(0.16)	(0.11)
Net realized and unrealized gain (loss) on investments	2.66	2.28	(5.00)	1.64	0.65

Total from investment operations	2.55	2.19	(5.13)	1.48	0.54

LESS DISTRIBUTIONS

From net investment income	—	—	—	—	—
From net realized gain	—	—	—	—	—

Total distributions	—	—	—	—	—

Paid-in capital from redemption fees (Note 2)	0.00 *	0.00 *	0.00 *	0.00 *	0.01

Net asset value, end of year/period	$11.64	$9.09	$6.90	$12.03	$10.55

Total return without sales charge	28.05%	31.74%	(42.64)%	14.03%	5.50	% ^
Total return with sales charge	21.38%	24.86%	(45.67)%	8.09%	0.00	% ^

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year/period (millions)	$45.9	$22.1	$19.8	$39.0	$42.7

RATIO OF EXPENSES TO AVERAGE NET ASSETS

Before fees waived and expenses absorbed	1.60%	1.91%	1.69%	1.68%	1.62	%+
After fees waived and expenses absorbed	1.35%	1.50%	1.50%	1.50%	1.46	%+

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS

Before fees waived and expenses absorbed	(1.33%)	(1.59%)	(1.36%)	(1.36%)	(1.25	%)+
After fees waived and expenses absorbed	(1.08%)	(1.18%)	(1.17%)	(1.18%)	(1.09	%)+
Portfolio turnover rate	66%	35%	43%	51%	70	% ^

(1)	Fund commenced operations on December 1, 2005.
#	Calculated using the average shares outstanding method.
*	Amount less than $0.01.
^	Not annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

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Stephens Funds®

Financial Highlights For a capital share outstanding throughout the periods, Continued

Stephens Small Cap Growth Fund

CLASS I	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2010	2009	2008	2007	2006(1)

Net asset value, beginning of year/period	$9.37	$7.09	$12.34	$10.80	$10.00

INCOME FROM INVESTMENT OPERATIONS

Net investment loss	(0.09)#	(0.06)	(0.04)	(0.01)	(0.03)
Net realized and unrealized gain (loss) on investments	2.75	2.34	(5.21)	1.55	0.83

Total from investment operations	2.66	2.28	(5.25)	1.54	0.80

LESS DISTRIBUTIONS

From net investment income	—	—	—	—	—
From net realized gain	—	—	—	—	—

Total distributions	—	—	—	—	—

Paid-in capital from redemption fees (Note 2)	—	—	0.00 *	—	—

Net asset value, end of year/period	$12.03	$9.37	$7.09	$12.34	$10.80

Total return	28.39%	32.16%	(42.54)%	14.26%	8.00	% ^

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year/period (millions)	$39.2	$34.4	$13.8	$9.1	$0.5

RATIO OF EXPENSES TO AVERAGE NET ASSETS

Before fees waived and expenses absorbed	1.35%	1.65%	1.46%	1.43%	1.41	%+
After fees waived and expenses absorbed	1.10%	1.25%	1.25%	1.25%	1.25	%+

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS

Before fees waived and expenses absorbed	(1.09%)	(1.33%)	(1.00%)	(1.11%)	(1.23	%)+
After fees waived and expenses absorbed	(0.84%)	(0.93%)	(0.79%)	(0.93%)	(1.07	%)+
Portfolio turnover rate	66%	35%	43%	51%	70	% ^

(1)	Class I shares have been offered since August 31, 2006.
#	Calculated using the average shares outstanding method.
*	Amount less than $0.01
^	Not annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

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Stephens Funds®

Financial Highlights For a capital share outstanding throughout the periods, Continued

Stephens Mid Cap Growth Fund

CLASS A	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2010	2009	2008	2007	2006(1)

Net asset value, beginning of year/period	$8.74	$6.53	$12.22	$9.80	$10.00

INCOME FROM INVESTMENT OPERATIONS

Net investment loss	(0.10)#	(0.07)	(0.11)	(0.10)	(0.07)
Net realized and unrealized gain (loss) on investments	2.62	2.28	(5.58)	2.52	(0.13)

Total from investment operations	2.52	2.21	(5.69)	2.42	(0.20)

LESS DISTRIBUTIONS

From net investment income	—	—	—	—	—
From net realized gain	—	—	—	—	—

Total distributions	—	—	—	—	—

Paid-in capital from redemption fees (Note 2)	0.00 *	0.00 *	0.00 *	0.00 *	0.00	*

Net asset value, end of year/period	$11.26	$8.74	$6.53	$12.22	$9.80

Total return without sales charge	28.83%	33.84%	(46.56)%	24.69%	(2.00	)% ^
Total return with sales charge	22.13%	26.85%	(49.38)%	18.18%	(7.11	)% ^

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year/period (millions)	$15.1	$9.6	$7.7	$13.8	$10.6

RATIO OF EXPENSES TO AVERAGE NET ASSETS

Before fees waived and expenses absorbed	2.52%	3.32%	2.42%	3.14%	3.24	%+
After fees waived and expenses absorbed	1.50%	1.50%	1.50%	1.50%	1.50	%+

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS

Before fees waived and expenses absorbed	(2.06%)	(2.75%)	(1.97%)	(2.65%)	(2.71	%)+
After fees waived and expenses absorbed	(1.04%)	(0.93%)	(1.05%)	(1.01%)	(0.97	%)+
Portfolio turnover rate	20%	29%	32%	52%	29	% ^

(1)	Fund commenced operations on February 1, 2006.
#	Calculated using the average shares outstanding method.
*	Amount less than $0.01.
^	Not annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

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Stephens Funds®

Financial Highlights For a capital share outstanding throughout the periods, Continued

Stephens Mid Cap Growth Fund

CLASS I	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2010	2009	2008	2007	2006(1)

Net asset value, beginning of year/period	$9.63	$7.18	$13.39	$10.72	$10.00

INCOME FROM INVESTMENT OPERATIONS

Net investment loss	(0.09)#	(0.07)	(0.06)	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	2.90	2.52	(6.15)	2.69	0.74

Total from investment operations	2.81	2.45	(6.21)	2.67	0.72

LESS DISTRIBUTIONS

From net investment income	—	—	—	—	—
From net realized gain	—	—	—	—	—

Total distributions	—	—	—	—	—

Paid-in capital from redemption fees (Note 2)	—	—	0.00 *	—	—

Net asset value, end of year/period	$12.44	$9.63	$7.18	$13.39	$10.72

Total return	29.18%	34.12%	(46.38)%	24.91%	7.20	% ^

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year/period (millions)	$7.1	$4.6	$4.0	$3.7	$0.5

RATIO OF EXPENSES TO AVERAGE NET ASSETS

Before fees waived and expenses absorbed	2.27%	3.03%	2.19%	2.89%	3.13	%+
After fees waived and expenses absorbed	1.25%	1.25%	1.25%	1.25%	1.25	%+

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS

Before fees waived and expenses absorbed	(1.81%)	(2.46%)	(1.57%)	(2.40%)	(2.65	%)+
After fees waived and expenses absorbed	(0.79%)	(0.69%)	(0.63%)	(0.76%)	(0.77	%)+
Portfolio turnover rate	20%	29%	32%	52%	29	% ^

(1)	Class I shares have been offered since August 31, 2006.
#	Calculated using the average shares outstanding method.
*	Amount less than $0.01.
^	Not annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

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Stephens Funds®

Notes to Financial Statements November 30, 2010

 Note 1 – Organization

The Stephens Small Cap Growth Fund and the Stephens Mid Cap Growth Fund are a series of shares of beneficial interest of the Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company. The Funds commenced operations on December 1, 2005 and February 1, 2006, respectively.

The Funds offer Class A and Class I shares. Class A shares are sold with a front-end sales charge. Class I shares have no sales charge and are offered primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations. Each class of shares has equal rights as to earnings and assets except that each class bears different distribution expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Each Fund’s investment objective is to seek long-term capital appreciation.

 Note 2 – Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation. All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued using the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire

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Stephens Funds®

Notes to Financial Statements as of November 30, 2010, Continued

U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Short-term securities that have maturities of less than 60 days, at the time of purchase, are valued at cost, which when combined with accrued interest, approximates market value.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. At November 30, 2010, the Funds did not hold any fair valued securities.

As described above, the Funds utilize various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

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Stephens Funds®

Notes to Financial Statements as of November 30, 2010, Continued

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Stephens Small Cap Growth Fund’s net assets as of November 30, 2010:

	Level 1	Level 2	Level 3	Total

Common Stocks ^	$81,568,886	$—	$—	$81,568,886
Short-Term Investments	3,407,054			3,407,054

Total Investments in Securities	$84,975,940	$—	$—	$84,975,940

The following is a summary of the inputs used to value the Stephens Mid Cap Growth Fund’s net assets as of November 30, 2010:

	Level 1	Level 2	Level 3	Total

Common Stocks	$21,178,190	$—	$—	$21,178,190
Short-Term Investments	939,349			939,349

Total Investments in Securities	$22,117,539	$—	$—	$22,117,539

^	See Schedule of Investments for industry breakout.

B.	Option Writing. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

C.	Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders

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Stephens Funds®

Notes to Financial Statements as of November 30, 2010, Continued

and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended November 30) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after November 30 and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. At November 30, 2010, the Stephens Small Cap Growth Fund did not have capital loss carryforwards available and the Stephens Mid Cap Growth Fund had capital loss carryforwards available for federal income tax purposes as follows:

Stephens Mid Cap Growth Fund
Year of Expiration	Amount

November 30, 2014	$36,244
November 30, 2016	$1,009,897
November 30, 2017	$1,881,522

$2,927,663

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2007-2009), or expected to be taken in the Funds’ 2010 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and Massachusetts State; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.	Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair

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Stephens Funds®

Notes to Financial Statements as of November 30, 2010, Continued

value of property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.	Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Funds normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.	Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

G.	Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading. Class A shares are sold with a front-end sales charge of 5.25%. Purchases greater than $25,000 into the Funds are offered at a reduced sales charge. For Class I shares, the offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share. The Funds charge a 2.00% redemption fee on Class A shares held less than 30 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. Both Funds will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

H.	Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

I.	Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net assets per value per share. For the year ended November 30, 2010, the Stephens Small Cap Growth Fund decreased accumulated net investment loss by $694,845 and decreased paid-in capital by $694,845. Net assets were not affected by the change. For the year ended November 30, 2010, the Stephens Mid Cap Growth Fund

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Stephens Funds®

Notes to Financial Statements as of November 30, 2010, Continued

decreased accumulated net investment loss by $166,496 and decreased paid-in capital by $166,496. Net assets were not affected by the change.

J.	Subsequent events. In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

K.	New Accounting Pronouncements. In January 2010, the FASB issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” (“ASU”). The ASU requires enhanced disclosures about a) transfers into and out of Levels 1 and 2, and b) purchase, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The first disclosure is effective for the first reporting period beginning after December 15, 2009, and for interim periods within those fiscal years. There were no significant transfers in to or out of Levels 1 and 2 during the current period presented.

The second disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact this disclosure may have on the Funds’ financial statements.

 Note 3 – Commitments and Other Related Party Transactions

Stephens Investment Management Group, LLC, (the “Advisor”) provides the Funds with investment management services under separate Investment Advisory Agreements (the “Agreements”). Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Funds. For the year ended November 30, 2010, the Stephens Small Cap Growth Fund and the Stephens Mid Cap Growth Fund incurred $547,330 and $131,522 in advisory fees, respectively.

The Advisor has contractually agreed to reduce its fees and/or pay Fund expenses in order to limit net annual operating expenses for the Stephens Small Cap Growth Fund Class A shares to 1.35% and Class I shares to 1.10%. (Prior to December 1, 2009, the Stephens Small Cap Growth Fund limited the total net expenses to not more than 1.50% of average daily net assets for Class A shares and not more than 1.25% of average daily net assets for Class I shares.) The Advisor has contractually agreed to reduce its fees and/or pay Fund expenses in order to limit net annual operating expenses for the Stephens Mid Cap Growth Fund Class A shares to 1.50% and Class I shares to 1.25. The Advisor’s contract term is indefinite and may be terminated only by the Board

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Stephens Funds®

Notes to Financial Statements as of November 30, 2010, Continued

of Trustees. For the year ended November 30, 2010, the Advisor waived fees of $182,906, and $178,188 for the Stephens Small Cap Growth Fund and Stephens Mid Cap Growth Fund, respectively.

The Advisor is permitted to seek reimbursement from the Funds, subject to limitations for fees waived and/or Fund expenses it pays over the following three years after payment. At November 30, 2010, the remaining unreimbursed amounts paid and/or waived by the Advisor on behalf of the Funds that may be recouped are shown in the table below. The Advisor may recapture a portion of the unreimbursed amounts no later than the date stated.

Stephens Small Cap Growth Fund		Stephens Mid Cap Growth Fund
Year of Expiration	Amount	Year of Expiration	Amount

November 30, 2011	$79,306	November 30, 2011	$170,361
November 30, 2012	$173,326	November 30, 2012	$233,862
November 30, 2013	$182,906	November 30, 2013	$178,188

	$435,538		$582,411

Each Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Funds. USBFS also serves as the Funds’ fund accountant, transfer agent, dividend disbursing agent and registrar. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Funds’ expense accruals. For the year ended November 30, 2010, the Stephens Small Cap Growth Fund and the Stephens Mid Cap Growth Fund incurred $82,978 and $40,000 in administration fees, respectively. The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator. For the year ended November 30, 2010, the Stephens Small Cap Growth Fund and the Stephens Mid Cap Growth Fund were each allocated $7,550 of the Trust’s Chief Compliance Officer fee.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of each Funds’ shares. U.S. Bank, N.A. serves as custodian (the “Custodian”) to the Funds. Both the Distributor and Custodian are affiliates of the Administrator.

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Stephens Funds®

Notes to Financial Statements as of November 30, 2010, Continued

The Funds have adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to the Class A shares. The Plan provides that the Funds may pay a fee to the Distributor at an annual rate of up to 0.25% of the average daily net assets of Class A shares. No distribution or shareholder servicing fees are paid by Class I shares. These fees may be used by the Distributor to provide compensation for sales support distribution activities, or shareholder servicing activities. For the year ended November 30, 2010, Stephens, Inc., an affiliate of Stephens Investment Management Group, LLC, received distribution fees of $87,036 from the Stephens Small Cap Growth Fund Class A shares, and distribution fees of $29,022 from the Stephens Mid Cap Growth Fund Class A shares. For the year ended November 30, 2010, Stephens, Inc. also received sales commissions of $7,673 from the Stephens Small Cap Growth Fund and $23,251 from the Stephens Mid Cap Growth Fund.

 Note 4 – Purchases and Sales of Securities

The cost of purchases and the proceeds from sales of securities, excluding short-term securities and U.S. Government securities for the Stephens Small Cap Growth Fund for the year ended November 30, 2010, were $55,748,921 and $45,486,269, respectively and for the Stephens Mid Cap Growth Fund for the year ended November 30, 2010, were $6,015,616 and $3,298,632, respectively.

There were no purchases or sales of long-term U.S. Government securities for the year ended November 30, 2010.

 Note 5 – Distributions to Shareholders

For the year ended November 30, 2010 and year ended November 30, 2009, there were no distributions by the Funds.

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Stephens Funds®

Notes to Financial Statements as of November 30, 2010, Continued

As of November 30, 2010, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Stephens Small Cap Growth Fund	Stephens Mid Cap Growth Fund

Cost of investments(a)	$69,887,469	$17,981,073

Gross unrealized appreciation	18,602,685	5,326,916
Gross unrealized depreciation	(3,514,214)	(1,190,450)

Net tax unrealized appreciation	$15,088,471	$4,136,466

Undistributed ordinary income	$—	$—
Undistributed long-term capital gain	1,068,637	—

Total distributable earnings	$1,068,637	$—

Other accumulated gains	—	(2,927,663)

Total accumulated gains	$16,157,108	$1,208,803

(a)	The difference between the cost basis of investments for federal income purposes from their cost for financial reporting purposes was primarily due to wash sales deferred for income tax purposes.

 Note 6 – Credit Facility

U.S. Bank, N.A. (the “Bank”) has made available to the Funds a credit facility to be used for temporary or extraordinary purposes. During the year ended November 30, 2010, the Stephens Small Cap Growth Fund did draw on the line of credit and there was no loan payable balance at November 30, 2010. For the year ended November 30, 2010 the average interest rate on the outstanding balance was 3.25% (prime rate) and the interest expense was $879. During the year ended November 30, 2010, the average outstanding average daily balances for the Stephens Small Cap Growth Fund was $1,061,818. For the year ended November 30, 2010, Stephens Mid Cap Growth Fund did not draw on the line of credit and there was no loan payable balance at November 30, 2010. The maximum amounts available for the Stephens Small Cap Growth Fund and the Stephens Mid Cap Growth Fund were $8,000,000 and $1,500,000, respectively.

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Stephens Funds®

Report of Independent Registered Public Accounting Firm

Board of Trustees and Shareholders of
Professionally Managed Portfolios

We have audited the accompanying statements of assets and liabilities of the Stephens Small Cap Growth Fund and the Stephens Mid Cap Growth Fund, each a series of shares of Professionally Managed Portfolios (the “Trust”), including the schedules of investments as of November 30, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and from commencement of operations (December 1, 2005 for Stephens Small Cap Growth Fund and February 1, 2006 for Stephens Mid Cap Growth Fund) to November 30, 2006. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Stephens Small Cap Growth Fund and

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the Stephens Mid Cap Growth Fund as of November 30, 2010, the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 24, 2011

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Stephens Funds®

Approval of Investment Advisory Agreements (Unaudited)
Stephens Small Cap Growth Fund     Stephens Mid Cap Growth Fund

 Annual Report – Period Ended November 30, 2010

At a meeting held on July 19 and 20, 2010, the Board (which is comprised entirely of persons who are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Advisory Agreements for the Stephens Small Cap Growth Fund and the Stephens Mid Cap Growth Fund (the “Funds”), each a series of Professionally Managed Portfolios (the “Trust”), with Stephens Investment Management Group, LLC (the “Advisor”) for another annual term. At this meeting and at a prior meeting held on May 24 and 25, 2010, the Board received and reviewed substantial information regarding the Funds, the Advisor and the services provided by the Advisor to the Funds under the Advisory Agreements. In addition, the Board engaged an independent third party consulting firm to review the appropriateness of the peer group categories selected for comparison purposes. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations. Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s continuance of the Advisory Agreements:

1.	The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreements. The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Funds. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Funds. The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan. The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics, including the Advisor’s diligence in risk oversight. The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreements and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.	The Funds’ historical year-to-date performance and the overall performance of the Advisor. In assessing the quality of the portfolio management delivered by the Advisor, the Board

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Stephens Funds®

Approval of Investment Advisory Agreements (Unaudited)
Stephens Small Cap Growth Fund     Stephens Mid Cap Growth Fund, Continued

reviewed the short-term and long-term performance of the Funds on both an absolute basis, and in comparison to its peer funds utilizing Lipper classifications.

For the Stephens Small Cap Growth, the Board noted that the Fund’s performance was above its peer group median for the one-year and three-year periods.

For the Stephens Mid Cap Growth Fund, the Board noted that the Fund’s performance was below its peer group median for the one-year period and above its peer group median for the three-year period.

The Board also considered any differences of performance between similarly managed accounts and the performance of the Funds and found the differences to be reasonable.

3.	The costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreements. In considering the advisory fee and total fees and expenses of the Funds, the Board reviewed comparisons to their peer funds and separate accounts for other types of clients advised by the Advisor, as well as any expense waivers and reimbursements available for the Funds.

For the Stephens Small Cap Growth, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Fund of 1.35% for the Class A shares, and 1.10% for the Class I shares. The Board also noted that the contractual advisory fee was below its peer group median and its total expense ratio was in line with its peer group median.

For the Stephens Mid Cap Growth Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Fund of 1.50% for the Class A shares and 1.25% for the Class I shares. The Board noted that, while the Fund’s total expense ratio was above its peer group median, the contractual advisory fee was in line with the median. The Board noted that the Fund’s net expenses were not outside the range of its peer group. Finally, the Board noted that the Advisor waived all of its advisory fees during the previous year.

The Board took into consideration the services the Advisor provided to its institutional and separately managed account clients comparing the fees charged for those management services to the fees charged to the Funds. The Board found that the fees charged to Funds were generally in line with the fees charged by the Advisor to its separately managed account clients.

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Stephens Funds®

Approval of Investment Advisory Agreements (Unaudited)
Stephens Small Cap Growth Fund     Stephens Mid Cap Growth Fund, Continued

4.	Economies of Scale. The Board also considered that economies of scale would be expected to be realized as the assets of the Funds grew. The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse expenses so that the Funds do not exceed a specified expense limitation. The Board concluded that there were no effective economies of scale to be shared with the Funds at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

5.	The profits to be realized by the Advisor and its affiliates from their relationship with the Funds. The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Funds. The Board considered the profitability to the Advisor from its relationship with the Funds and considered any additional benefits derived by the Advisor from its relationship with the Funds, particularly benefits received in exchange for “soft dollars” and the 12b-1 fees. After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreements, but rather the Board based its determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fee, were fair and reasonable. The Board therefore determined that the continuance of the Advisory Agreements would be in the best interests of the Funds and its shareholders.

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Stephens Funds®

Trustees and Executive Officers

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds. The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series. The current Trustees and officers of the Trust, their dates of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations and other directorships held for the past five years are set forth in the following table.

				Number of
				Portfolios	Other
		Term of	Principal	in Fund	Directorships
	Position	Office and	Occupation	Complex(2)	Held During
Name, Age	with	Length of	During Past	Overseen	the Past
and Address	the Trust(1)	Time Served	Five Years	by Trustees	Five Years

Independent Trustees of the Trust

Dorothy A. Berry (born 1943) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Chairman and Trustee	Indefinite Term; Since May 1991.	President, Talon Industries, Inc. (administrative, management and business consulting); formerly, Executive Vice President and Chief Operating Officer, Integrated Asset Management (investment advisor and manager) and formerly, President, Value Line, Inc. (investment advisory and financial publishing firm).	2	Trustee; PNC Funds, Inc.

Wallace L. Cook (born 1939) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Investment Consultant; formerly, Chief Executive Officer, Rockefeller Trust Co., (prior thereto Senior Vice President), and Managing Director, Rockefeller & Co. (Investment Manager and Financial Advisor); formerly, Senior Vice President, Norton Simon, Inc.	2	The Dana Foundation; The University of Virginia Law School Foundation.

Carl A. Froebel (born 1938) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Former owner, Golf Adventures, LLC, (Vacation Services); formerly, President and Founder, National Investor Data Services, Inc. (investment related computer software).	2	None.

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Stephens Funds®

Trustees and Executive Officers, Continued

Number of
				Portfolios	Other
		Term of	Principal	in Fund	Directorships
	Position	Office and	Occupation	Complex(2)	Held During
Name, Age	with	Length of	During Past	Overseen	the Past
and Address	the Trust(1)	Time Served	Five Years	by Trustees	Five Years

Steven J. Paggioli (born 1950) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Consultant, since July 2001; formerly, Executive Vice President, Investment Company Administration, LLC (mutual fund administrator).	2	Independent
Trustee, The
Managers Funds;
Trustee, Managers
AMG Funds, Aston
Funds; Advisory
Board Member,
Sustainable Growth
Advisers, LP;
Independent
Director, Chase
Investment Counsel;
formerly
Independent
Director, Guardian
Mutual Funds.

Officers of the Trust

Robert M. Slotky (born 1947) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Chief Compliance Officer Anti-Money Laundering Officer	Indefinite Term; Since September 2004. Indefinite Term; Since December 2005.	Senior Vice President, U.S. Bancorp Fund Services, LLC since July 2001.	Not Applicable.	Not Applicable.

Eric W. Falkeis (born 1973) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202	President	Indefinite Term; Since January 2011.	Senior Vice President and Chief Financial Officer (and other positions), U.S. Bancorp Fund Services, LLC, since 1997.	Not Applicable.	Not Applicable.

Patrick J. Rudnick (born 1973) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202	Treasurer	Indefinite Term; Since November 2009.	Vice President, U.S. Bancorp Fund Services, LLC, since 2006; formerly, Manager, PricewaterhouseCoopers LLP (1999-2006).	Not Applicable.	Not Applicable.

Elaine E. Richards (born 1968) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Secretary	Indefinite Term; Since February 2008	Vice President and Legal Compliance Officer, U.S. Bancorp Fund Services, LLC, since July 2007; formerly Vice President and Senior Counsel, Wells Fargo Funds Management, LLC (2004-2007).	Not Applicable.	Not Applicable.

(1)	The Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)	The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

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Stephens Funds®

Information About Proxy Voting (Unaudited)

Information regarding how the Stephens Small Cap Growth Fund and the Stephens Mid Cap Growth Fund voted proxies relating to portfolio securities during the most recent year ending June 30 is available without charge, upon request, by calling (866) 735-7464. Furthermore, you can obtain the Form N-PX on the SEC’s website at www.sec.gov.

Information About the Portfolio Holdings (Unaudited)

The Stephens Small Cap Growth Fund and Stephens Mid Cap Growth Fund file their complete schedule of portfolio holdings for their first and third quarters with the SEC on Form N-Q. Each Fund’s Form N-Q is available without charge, upon request, by calling (866) 735-7464. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov. In addition, the Funds’ schedule of portfolio holdings are posted on its website at www.stephensfunds.com within seven business days after month-end.

Information About Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at (866) 735-7464 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

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PRIVACY NOTICE

The Funds collect non-public personal information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

This page is not a part of the Annual Report

INVESTMENT ADVISOR	LEGAL COUNSEL

Stephens Investment Management Group, LLC	Paul, Hastings, Janofsky & Walker LLP
111 Center Street	Park Avenue Tower
Little Rock, Arkansas 72201	75 E. 55th Street, Floor 15
New York, New York 10022

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	CUSTODIAN

Tait, Weller & Baker LLP	U.S. Bank, N.A.
1818 Market Street, Suite 2400	Custody Operations
Philadelphia, Pennsylvania 19103-3638	1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Stephens Funds®	Ticker	CUSIP
Stephens Small Cap Growth Fund — Class A	STSGX	742935422
Stephens Small Cap Growth Fund — Class I	STSIX	742935380

Stephens Mid Cap Growth Fund — Class A	STMGX	742935414
Stephens Mid Cap Growth Fund — Class I	SFMIX	742935372

TRANSFER AGENT, FUND ACCOUNTANT AND FUND ADMINISTRATOR	DISTRIBUTOR
Quasar Distributors, LLC
U.S. Bancorp Fund Services, LLC	615 East Michigan Street
615 East Michigan Street	Milwaukee, Wisconsin 53202
Milwaukee, Wisconsin 53202
This report is intended for the shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.
Mutual fund investing involves risk. Principal loss is possible.
stephensimg.com
FOR ADDITIONAL INFORMATION CONTACT YOUR INVESTMENT ADVISOR OR VISIT STEPHENSFUNDS.COM

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.
A copy of the registrant’s Code of Ethics is filed herewith.
Item 3. Audit Committee Financial Expert.
The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.
Stephens Small Cap Growth Fund

	FYE 11/30/2010	FYE 11/30/2009

Audit Fees	$17,800	$22,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,300	$2,200
All Other Fees	N/A	N/A
Stephens Mid Cap Growth Fund

	FYE 11/30/2010	FYE 11/30/2009

Audit Fees	$17,800	$22,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,300	$2,200
All Other Fees	N/A	N/A
Stephens Small Cap Growth Fund 11/30/10 N-CSR
Stephens Mid Cap Growth Fund 11/30/10 N-CSR

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.
The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2010	FYE 11/30/2009

Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%
All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.
Stephens Small Cap Growth Fund

Non-Audit Related Fees	FYE 11/30/2010	FYE 11/30/2009

Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A
Stephens Mid Cap Growth Fund

Non-Audit Related Fees	FYE 11/30/2010	FYE 11/30/2009

Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A
Item 5. Audit Committee of Listed Registrants.
Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).
Item 6. Schedule of Investments.
Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
Stephens Small Cap Growth Fund 11/30/10 N-CSR
Stephens Mid Cap Growth Fund 11/30/10 N-CSR

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to open-end investment companies.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.
Item 11. Controls and Procedures.
(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.
(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.
(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.
(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.
Stephens Small Cap Growth Fund 11/30/10 N-CSR
Stephens Mid Cap Growth Fund 11/30/10 N-CSR

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Professionally Managed Portfolios

By (Signature and Title)	/s/ Eric W. Falkeis Eric W. Falkeis, President

Date	January 31, 2011
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Eric W. Falkeis Eric W. Falkeis, President

Date	January 31, 2011

By (Signature and Title)	/s/ Patrick J. Rudnick Patrick J. Rudnick, Treasurer

Date	January 31, 2011

*	Print the name and title of each signing officer under his or her signature.
Stephens Small Cap Growth Fund 11/30/10 N-CSR
Stephens Mid Cap Growth Fund 11/30/10 N-CSR